EXHIBIT 10.22

                             FUNDS ESCROW AGREEMENT

          This Agreement is dated as of the 23 day of February, 2004 among each of eLINEAR, INC., a Delaware corporation, (collectively, the "COMPANY") NetView Technologies, Inc. ("NVT"), NetBridge Technologies, Inc. ("NBT") and Laurus Master Fund, Ltd. (the "PURCHASER"), and Dechert LLP (the "ESCROW AGENT"):

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, NBT and NVT and the Purchaser have entered a Security Agreement (the "Security Agreement") for the sale by the Company of a Minmum Borrowing Note (Minimum Borrowing Note") and secured revolving note ("REVOLVING NOTE") in the aggregate principal amounts and in the denominations set forth on Schedule A hereto; and

     WHEREAS, the parties hereto require the Company to deliver the notes against payment therefor, with such notes and payment to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

     WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

     NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

     1.1.     Definitions.  Whenever used in this Agreement, the following terms
              -----------
shall have the meanings set forth below. Terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

          a) "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties.


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          b)   "Company Documents" means the Security Agreement, the Revolving
               Note, the Minimum Borrowing Note, the Minimum Borrowing Note Registration Rights Agreement, the Revolving Note Warrant, Payoff Letters, the Charter Documents, the Legal Opinion and the Closing Payment.

          c) "Charter Documents" means the certified copy of the certificate of incorporation of eLINEAR, INC. and its bylaws, and each of its NVT and NBT.

          d) "Closing Payment " means the fees to be paid to Laurus Capital Management LLC set forth on Schedule A hereto.

          e) "Disbursement Letter" means that certain letter delivered to the Escrow Agent by each of the Purchaser and the Company setting forth wire instructions and amounts to be funded at the Closing.

          f)   "Escrowed Payment" means $3,000,000.

          g) "Legal Opinion" means the original signed legal opinion of Brewer & Pritchard, P.C

          h) "Purchaser Documents" means the Escrowed Payment, the Security Agreement, Revolving Note Registration Rights Agreement and the Disbursement Letter.

          i) "Revolving Note" means the secured revolving note of the Company issued to the Purchaser in the amount of $5,000,000 in the form of Exhibit A annexed to the Security Agreement.

          j) " Minimum Borrowing Note" means the secured convertible minimum borrowing note of the Company issued to the Purchaser in the amount of $2,000,000 in the form of Exhibit A annexed to the Security Agreement

          k) "Minimum Borrowing Note Registration Rights Agreement" means that certain registration rights agreement executed and delivered pursuant to the Security Agreement.


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          l)   "Revolving Note Warrant" means the common stock purchase warrant of the Company to purchase up to 290,000 shares of the Company's common stock, issued to Purchaser in connection with the Revolving Note.

          m) "Payoff Letters" means those certain letters stating the amounts to be paid out to each of Textron Financial, in connection with the closing of this transaction.


     1.2.     Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
between the parties hereto with respect to the matters contained herein and pertaining to the Company Documents and Purchaser Documents and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.

     1.3.     Extended Meanings.  In this Agreement words importing the singular
              -----------------
number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

     1.4.     Waivers and Amendments.  This Agreement may be amended, modified,
              ----------------------
superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party entitled to the benefit thereof waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

     1.5.     Headings.  The division of this Agreement into articles, sections,
              --------
subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     1.6.     Law Governing this Agreement.  This Agreement shall be governed by
              ----------------------------
and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by any party against any other party concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Each of the parties hereto and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be


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entitled  to  recover  from  the  other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     1.7.     Consent to Jurisdiction.  Subject to Section 1.6 hereof, each of
              -----------------------
the Company, the Escrow Agent and the Purchaser hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     1.8.     Construction.  Each party acknowledges that its legal counsel
              ------------
participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against any other.

                                   ARTICLE II

                         DELIVERIES TO THE ESCROW AGENT

     2.1.     Delivery of Company Documents to Escrow Agent.  On or about the
              ---------------------------------------------
date hereof, the Company shall deliver to the Escrow Agent the Company Documents executed by the Company to the extent it is a party thereto.

     2.2     Delivery of Purchaser Documents to Escrow Agent.  On or about the
             ------------------------------------------------
date hereof, the Purchaser shall deliver to the Escrow Agent the Purchaser Documents executed by the Purchaser.

     2.3.     Intention to Create Escrow Over Company Documents and Purchaser
              ---------------------------------------------------------------
Documents.  The Purchaser, the Company intend that the Company Documents and
---------
Purchaser Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

     2.4.     Escrow Agent to Deliver Company Documents and Purchaser Documents.
              -----------------------------------------------------------------
The Escrow Agent shall hold and release the Company Documents and Purchaser Documents only in accordance with the terms and conditions of this Agreement.


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                                   ARTICLE III

              RELEASE OF COMPANY DOCUMENTS AND PURCHASER DOCUMENTS

     3.1.     Release of Escrow.  Subject to the provisions of Section 4.2, the
              -----------------
Escrow Agent shall release the Company Documents and Purchaser Documents pursuant to (a), (b) or (c) below, as follows:

          (a) Upon receipt by the Escrow Agent of the Company Documents and the corresponding Purchaser Documents, the Escrow Agent will simultaneously release the Company Documents to the Purchaser and release the corresponding Purchaser Documents to the Company except that (i) the Closing Payment will be delivered to the fund managers; and (ii) the reasonable legal fees for counsel to the Purchaser, which shall be paid pursuant to Section 2(c) of the Securities Purchase Agreement, will be released to the Purchaser. At the request of the Escrow Agent, the Company each will provide written facsimile or original instructions to the Escrow Agent as to the disposition of all funds releasable to the Company.

          (b) Upon receipt by the Escrow Agent of joint written instructions ("JOINT INSTRUCTIONS") signed by the Company and the Purchaser, it shall deliver the Company Documents and Purchaser Documents in accordance with the terms of the Joint Instructions.

          (c) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "COURT ORDER"), the Escrow Agent shall deliver the Company Documents and Purchaser Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

     3.2.     Acknowledgement of Company and Purchaser; Disputes.  The Company
              --------------------------------------------------
and the Purchaser acknowledge that the only terms and conditions upon which the Company Documents and Purchaser Documents are to be released are set forth in Articles 3 and 4 of this Agreement. The Company and the Purchaser reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Purchaser Documents. Any dispute with respect to the release of the Company Documents and Purchaser Documents shall be resolved pursuant to Section 4.2 or by agreement among the Company and Purchaser.

                                   ARTICLE IV


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
                           CONCERNING THE ESCROW AGENT

     4.1.     Duties and Responsibilities of the Escrow Agent.  The Escrow
              -----------------------------------------------
Agent's duties and responsibilities shall be subject to the following terms and conditions:

          (a) The Purchaser and the Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Purchaser or the Company is entitled to receipt of the Company Documents and Purchaser Documents pursuant to any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof;
(iv) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (v) shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Escrow Agreement or any document deposited hereunder or any endorsement thereon or assignment thereof; (vi) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vii) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

     (b) The Purchaser and the Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Purchaser and the Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Purchaser and Company under this Agreement and to no other person.


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     (c)     The Purchaser and the Company jointly and severally agree to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including counsel fees) incurred in connection with the performance of its duties and responsibilities hereunder.

     (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Purchaser and the Company. Prior to the effective date of the resignation as specified in such notice, the Purchaser and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Purchaser Documents to a substitute Escrow Agent selected by the Purchaser and the Company. If no successor Escrow Agent is named by the Purchaser and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Purchaser Documents with the clerk of any such court.

          (e) The Escrow Agent does not have and will not have any interest in the Company Documents and Purchaser Documents, but is serving only as escrow agent, having only possession thereof.

          (f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordnace with advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistake of fact or error of judgement or for any acts or omissions of any kind except for its own willful misconduct or gross negligence.

          (g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

          (h) The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company, as the case may be, in any dispute as to the disposition of the Company Documents and Purchaser Documents, in any other dispute among the Purchaser and the Company, whether or not the Escrow Agent is then holding the Company Documents and Purchaser Documents and continues to act as the Escrow Agent hereunder.

          (i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     4.2.     Dispute Resolution: Judgments.  Resolution of disputes arising
              -----------------------------
under this Agreement shall be subject to the following terms and conditions:


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          (a)     If any dispute shall arise with respect to the delivery,
ownership, right of possession or disposition of the Company Documents and Purchaser Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Purchaser Documents pending receipt of a Joint Instruction from the Purchaser and Company, or (ii) deposit the Company Documents and Purchaser Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Purchaser and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Purchaser Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

          (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Purchaser and Company or to any other person, firm, corporation or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

     5.1.     Termination.  This escrow shall terminate upon the release of all
              -----------
of the Company Documents and Purchaser Documents or at any time upon the agreement in writing of the Purchaser and Company.

     5.2.     Notices.  All notices, request, demands and other communications
              -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

(a)  If to the Company, to:

                       eLINEAR, INC
                       ______________________________
                       ______________________________
                       Attn: Chief Financial Officer
                       Fax:

     With a copy to:


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                       Fax:


(b)  If to the Purchaser, to:

                       LAURUS MASTER FUND, LTD.
                       c/o Ironshore Corporate Services Ltd.
                       P.O. Box 1234 G.T., Queensgate House, South Church Street Grand Cayman, Cayman Islands
                       Fax: 345-949-9877

(c)  If to the Escrow Agent, to:

                       Dechert LLP
                       30 Rockefeller Plaza
                       New York, New York 10112
                       Fax:  (212) 698-3599

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

     5.3.     Interest.  The Escrowed Payment shall not be held in an interest
              --------
bearing account nor will interest be payable in connection therewith.

     5.4.     Assignment; Binding Agreement.  Neither this Agreement nor any
              -----------------------------
right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

     5.5.     Invalidity.  In the event that any one or more of the provisions
              ----------
contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.6     Counterparts/Execution.  This Agreement may be executed in any
             ----------------------
number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission.


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     5.7.     Agreement.  Each of the undersigned states that he has read the
              ---------
foregoing Funds Escrow Agreement and understands and agrees to it.


                              eLINEAR, INC. the "Company"

                              By:___________________________________
                              Name:
                              Title:

                              NETVIEW TECHNOLOGIES, INC.

                              By:___________________________________
                              Name:
                              Title:

                              NETBRIDGE TECHNOLOGIES, INC.

                              By:___________________________________
                              Name:
                              Title:

                              PURCHASER:
                              LAURUS MASTER FUND, LTD.

                              By:___________________________________
                              Name:
                              Title:


                              ESCROW AGENT:
                              DECHERT LLP


                              By:___________________________________
                              Name:
                              Title:


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
                      SCHEDULE A TO FUNDS ESCROW AGREEMENT
                      ------------------------------------


PURCHASER                                        PRINCIPAL NOTE AMOUNT
-----------------------------------------------  -------------------------------------------
LAURUS MASTER FUND, LTD.,                        $2,000,000 Minimum Borrowing Note
c/o Ironshore Corporate Services Ltd., P.O. Box  $5,000,000 Secured Revolving Note
1234 G.T., Queensgate House, South Church
Street, Grand Cayman, Cayman Islands
Fax: 345-949-9877
-----------------------------------------------  -------------------------------------------
TOTAL                                            $5,000,000
-----------------------------------------------  -------------------------------------------

FUND MANAGER                                     CLOSING PAYMENT
-----------------------------------------------  -------------------------------------------
LAURUS CAPITAL MANAGEMENT, L.L.C.                Closing payment payable in connection with
825 Third Avenue, 14th Floor                     investment by Laurus Master Fund, Ltd. for
New York, New York 10022                         which Laurus Capital Management, L.L.C.
Fax: 212-541-4434                                is the Manager.
-----------------------------------------------  -------------------------------------------
TOTAL                                            $195,000
-----------------------------------------------  -------------------------------------------

WARRANTS

-----------------------------------------------  -------------------------------------------
WARRANT RECIPIENT                                WARRANTS IN CONNECTION WITH OFFERING
-----------------------------------------------  -------------------------------------------
LAURUS MASTER FUND, LTD.                         290,000 Revolving Note Warrants issuable
A Cayman Island corporation                      in connection with investment by Laurus
c/o Ironshore Corporate Services Ltd.            Master Fund, Ltd.
P.O. Box 1234 G.T.
Queensgate House, South Church Street
Grand Cayman, Cayman Islands
Fax: 345-949-9877
-----------------------------------------------  -------------------------------------------
TOTAL                                            290,000    WARRANTS
-----------------------------------------------  -------------------------------------------


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